UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2007

CNX GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32723	20-3170639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Penn Center West, Suite 401
Pittsburgh, Pennsylvania		15276
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code:
(412) 200-6700
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Officer Compensation
     On April 23, 2007, the Compensation Committee approved and recommended and the Board approved and adopted the following base salaries for the executive officers effective April 23, 2007: Nicholas J. DeIuliis ($520,000), Mark D. Gibbons ($250,000) and Stephen W. Johnson ($290,000). Also, in connection with CNX Gas’ 2007 short term incentive program previously described in a Current Report on Form 8-K dated February 23, 2007, the Compensation Committee recommended and the Board approved the following target bonus opportunities for the executive officers: Nicholas J. DeIuliis (100% of base salary), Mark D. Gibbons (50% of base salary) and Stephen W. Johnson (60% of base salary).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION
By:	/s/ Nicholas J. DeIuliis,
Nicholas J. DeIuliis,
President and Chief Executive Officer

Dated: April 27, 2007